UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   March 23, 2005

                                    DPL Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


          Ohio                           1-9052                 31-1163136
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)


    1065 Woodman Drive, Dayton, Ohio                              45432
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (937) 224-6000


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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

      As previously announced, on February 13, 2005, MVE, Inc. ("MVE") and Miami Valley Insurance Company ("MVIC"), subsidiaries of DPL Inc. (the "Company"), entered into a Purchase and Sale Agreement (the "Agreement") with AlpInvest/Lexington 2005, LLC ("AlpInvest/Lexington"), a joint venture of AlpInvest Partners and Lexington Partners, Inc. Pursuant to the Agreement, AlpInvest/Lexington agreed to purchase the Company's interests in forty-six private equity funds held by MVE and MVIC, with such sales to close from time to time as the parties obtained the approval of the general partner or other applicable manager of each fund. A copy of the Agreement is attached as Exhibit
10.1 to the Current Report on Form 8-K dated February 13, 2005 and is incorporated herein by reference.

      As of March 23, 2005, the Company has consummated the sale of twenty-five of the forty-six funds subject to the Agreement. All such sales were made to AlpInvest/Lexington or an affiliated entity thereof. The aggregate cash purchase price for the funds sold as of March 23, 2005 was $520.8 million.



Item 9.01(c).  Exhibits.


     10.1 Purchase and Sale Agreement, dated February 13, 2005, by and between AlpInvest/Lexington 2005, LLC, MVE, Inc. and Miami Valley Insurance Company (Filed as Exhibit 10.1 to the Current Report on Form 8-K dated February 13, 2005 (File No. 1-9052)).

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DPL Inc.

Date:  March 29, 2005

                                          /s/ John J. Gillen
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                                         Name:   John J. Gillen
                                         Title:  Senior Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX


                                                                Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------  ----------------------------------------------    --------------

     10.1     Purchase and Sale Agreement, dated February             E
              13, 2005, by and between AlpInvest/Lexington
              2005, LLC, MVE, Inc. and Miami Valley
              Insurance Company(Filed as Exhibit 10.1 to the
              Current Report on Form 8-K dated February 13,
              2005 (File No. 1-9052)).